Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT AND OMNIBUS AMENDMENT
TO SECURITY DOCUMENTS
     This Second Amendment to Credit Agreement and Omnibus Amendment to Security Documents (this “Amendment”) is entered into on October 9, 2007 but made effective as of October 19, 2007 (the “Effective Date”) is among Complete Production Services, Inc., a Delaware corporation (the “US Borrower”), Integrated Production Services, Ltd., a corporation governed by the laws of Alberta, Canada (the “Canadian Borrower”; together with the US Borrower, the “Borrowers”), the Lenders (as defined below) party hereto, Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “US Administrative Agent”), swing line lender (in such capacity, the “US Swingline Lender”), and issuing lender (in such capacity, the “US Issuing Lender”) and HSBC Bank Canada, as administrative agent (in such capacity, the “Canadian Administrative Agent”), swing line lender (in such capacity, the “Canadian Swingline Lender”), and issuing lender (in such capacity, the “Canadian Issuing Lender”).
INTRODUCTION
     A. The Borrowers, the US Administrative Agent, the Canadian Administrative Agent, the US Swingline Lender, the US Issuing Lender, the Canadian Swingline Lender, the Canadian Issuing Lender and lenders party thereto from time to time (the “Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of December 6, 2006, as amended by the First Amendment dated June 29, 2007 (as so amended, the “Credit Agreement”).
     B. To secure the Obligations (as defined in the Credit Agreement), among other things, the US Borrowers and the Guarantors (as defined in the Credit Agreement) granted liens pursuant to certain Security Documents (as defined in the Credit Agreement), including without limitation (i) that certain US Security Agreement dated as of September 12, 2005, as amended and supplemented by Supplement No. 1 dated as of November 1, 2005, Supplement No. 2 dated as of January 25, 2006, Supplement No. 3 dated as of December 6, 2006 and Supplement No. 4 dated as of June 29, 2007 (as so amended and supplemented and as the same may be further amended, supplemented, restated or otherwise modified from time to time, the “US Security Agreement”), and (b) that certain US Pledge Agreement dated as of September 12, 2005, as amended and supplemented by Supplement No. 1 dated as of November 1, 2005, Supplement No. 2 dated as of November 1, 2005, Supplement No. 3 dated as of January 25, 2006, Supplement No. 4 dated as of January 25, 2006, Supplement No. 5 dated as of December 6, 2006, and Supplement No. 6 dated as of June 29, 2007 (as so amended and supplemented and as the same may be further amended, supplemented, restated or otherwise modified from time to time, the “US Pledge Agreement”; and together with the US Security Agreement, collectively, the “Security Instruments”).
     C. The Lenders and the Borrowers wish to make certain amendments to the Credit Agreement as set forth below and the US Borrower, the Guarantors and the US Administrative Agent wish to make certain amendments to the Security Instruments as set forth below.

     THEREFORE, the Borrowers, the US Administrative Agent, the Canadian Administrative Agent and the Lenders hereby agree as follows:
     Section 1. Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
     Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.
     Section 3. Amendments to Credit Agreement.
     (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the defined terms “Fee Letter” and “US Commitment” and replacing them in their entirety with the following corresponding defined terms:
“Fee Letter” means, collectively, (a) that certain fee letter dated September 6, 2006 among the Borrowers and Wells Fargo, and (b) that certain fee letter dated September 10, 2007 among the Borrowers and Wells Fargo.
“US Commitment” means, for each Lender, the obligation of such Lender to advance to US Borrower the amount set opposite such Lender’s name on Schedule II as its US Commitment, or if such Lender has entered into any Assignment and Assumption, set forth for such Lender as its US Commitment in the applicable Register, as such amount may be reduced, increased or reallocated pursuant to Section 2.1; provided that, after the Maturity Date, the US Commitment for each Lender shall be zero; and provided further that, the initial aggregate amount of the US Commitments on the Second Amendment Effective Date is $360,000,000.
     (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the second proviso in the definition of “Canadian Commitment” and replacing it with the following:
“provided further that, the aggregate Canadian Commitments shall not exceed $75,000,000 at any time.”
     (c) Section 1.1 of the Credit Agreement is hereby further amended by adding the following new defined terms in alphabetical order:

“Second Amendment Effective Date” means October 19, 2007, which is the effective date of the Second Amendment dated as of October 19, 2007 among the parties hereto and which amends this Agreement.”
     (d) Section 2.1(d) of the Credit Agreement is hereby amended by replacing each reference to “$50,000,000” found therein with a reference to “$75,000,000.”
     (e) Section 2.1 of the Credit Agreement is hereby amended by adding the following new clause (f) to the end thereof:
“(f) Increase in Commitments.
     (i) At any time prior to the Maturity Date, the Borrowers may effectuate up to two separate increases in the aggregate Commitments (each such increase being a "Commitment Increase”), by designating either one or more of the existing Lenders (each of which, in its sole discretion, may determine whether and to what degree to participate in such Commitment Increase) or one or more other banks or other financial institutions (reasonably acceptable to the Applicable Administrative Agent and the Applicable Issuing Lender) that at the time agree, in the case of any such bank or financial institution that is an existing Lender to increase its US Commitment or Canadian Commitment as such Lender shall so select (an “Increasing Lender”) and, in the case of any other such bank or financial institution (an “Additional Lender”), to become a party to this Agreement; provided, however, that (A) the aggregate Canadian Commitments shall not at any time exceed $75,000,000, (B) other than as set forth in clause (C) below, each Commitment Increase shall be of at least $50,000,000, (C) each Commitment Increase which only increases the aggregate Canadian Commitments shall be of at least $10,000,000, (D) the aggregate amount of all Commitment Increases shall not exceed $100,000,000, and (E) all Commitments and Advances provided pursuant to a Commitment Increase shall be available on the same terms as those applicable to the existing Commitments and Advances. The sum of the increases in the Commitments of the Increasing Lenders plus the Commitments of the Additional Lenders upon giving effect to a Commitment Increase shall not, in the aggregate, exceed the amount of such Commitment Increase. The Borrowers shall provide prompt notice of any proposed Commitment Increase pursuant to this clause (f) to the Administrative Agents and the applicable Class of Lenders. This Section 2.1(f) shall not be construed to create any obligation on any of the Administrative Agents or any of the Lenders to advance or to commit to advance any credit to any Borrower or to arrange for any other Person to advance or to commit to advance any credit to any Borrower.
     (ii) A Commitment Increase shall become effective upon (A) the receipt by each Administrative Agent of (1) an agreement in form and substance reasonably satisfactory to the Applicable Administrative Agent signed by the Applicable Borrower, each Increasing Lender and each Additional Lender, setting forth the Commitments, if any, of each such Lender and setting forth the agreement of each Additional Lender to become a party to this Agreement and to be bound by all the terms and provisions hereof binding upon each Lender, and (2) such evidence of appropriate authorization on the part of the Borrowers with respect to such Commitment Increase as the Applicable Administrative Agent may reasonably request, (B) the funding by each Increasing Lender and Additional Lender of the Advances to be made by each such Lender to effect the prepayment requirement set forth in Section 2.7(c)(iv), and (C) receipt by the US Administrative Agent of a certificate of an authorized officer of the US Borrower stating that, both before and after giving effect to such Commitment Increase, no Default has occurred and is continuing, and that all representations and warranties made by the Borrowers in this Agreement are true and correct in all material respects, unless such representation or warranty relates to an earlier date which remains true and correct as of such earlier date.
     (iii) Notwithstanding any provision contained herein to the contrary, from and after the date of any Commitment Increase, all calculations and payments of interest on the Advances shall take into account the actual US Commitment and Canadian Commitment of each Lender and the principal amount outstanding of each Advance made by such Lender during the relevant period of time.”
     (f) Section 2.7(c) of the Credit Agreement is hereby amended by adding the following new clause (iv) to the end thereof:
     “(iv) If a Commitment Increase is effected as permitted under Section 2.1(f), the US Borrower shall prepay any US Advances outstanding on such Increase Date and the Canadian Borrower shall prepay any Canadian Advances to the extent necessary to keep the outstanding Canadian Advances and the outstanding US Advances ratable to reflect the revised Applicable Percentages arising from such Commitment Increase. Any prepayment made by US Borrower in accordance with this clause (iv) may be made with the proceeds of Advances made by all the Lenders in connection the Commitment Increase occurring simultaneously with the prepayment.”
     (g) Section 9.2(c)(iii) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:
     “(iii) increase the aggregate Commitments other than as provided in Section 2.1(f) above;”
     (h) Schedule II to the Credit Agreement is hereby deleted and replaced in its entirety with the Schedule II attached to this Amendment.
     Section 4. Amendment to Security Instruments. An updated Schedule 1 to the US Security Agreement and updated Schedules 2.02(a), 2.02(b) and 2.02(c) to the US Pledge Agreement are attached hereto and each such schedule shall replace the corresponding schedule to the applicable Security Instrument.
     Section 5. Prepayment of Outstanding Advances and New Borrowing. Notwithstanding anything to the contrary contained in the Credit Agreement, the US Borrower shall prepay any US Advances outstanding on the Effective Date to the extent necessary to keep the outstanding US Advances ratable to reflect the revised Applicable Percentages arising from the increases to the respective Lender’s US Commitment effected on the Effective Date pursuant to this Amendment. Any prepayment made by US Borrower in accordance with this Section 5 may be made with the proceeds of US Advances made by all the US Lenders occurring simultaneously with the prepayment as set forth in the following sentence. Notwithstanding anything to the contrary contained in the Credit Agreement and so long as the Commitments have not been terminated in accordance with the Credit Agreement, the US Borrower hereby requests that the US Lenders make US Advances (the “Proposed Borrowing”) on the Effective Date in the necessary amount to, and apply the proceeds of such US Advances to, repay the outstanding US Advances to the extent required in the preceding sentence. The Proposed Borrowing shall consist of Eurocurrency Advances in Dollars with an Interest Period that is elected by the US Borrower in an irrevocable written notice to the US Administrative Agent at least three Business Days in advance of the Proposed Borrowing; provided that, if (a) such written notice is not delivered or (b) any limitation to the funding of a Eurocurrency Advance as provided in Section 2.6(c) of the Credit Agreement exists, then the Proposed Borrowing shall consist of Adjusted Base Rate Advances.
     Section 6. Borrowers’ Representations and Warranties. Each Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate, limited liability company, or partnership power and authority of such Borrower and have been duly authorized by appropriate corporate, limited liability company, or partnership action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Security Documents are valid and subsisting and secure the Borrowers’ obligations under the Credit Documents.
     Section 7. Guarantors Representations and Warranties. Each Guarantor represents and warrants that: (a) the representations and warranties contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Guarantor is a party are true and correct in all material respects on and as of the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing under any Credit Document to which such Guarantor is a party; (c) the execution, delivery and performance of this Amendment are within the corporate, limited liability company, or partnership power and authority of such Guarantor and have been duly authorized by appropriate corporate, limited liability company, or partnership action and proceedings; (d) this

Amendment constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Security Documents to which such Guarantor is a party are valid and subsisting and secure such Guarantor’s and the Borrowers’ obligations under the Credit Documents.
     Section 8. Conditions to Effectiveness. This Amendment shall become effective on the Effective Date, enforceable against the parties hereto upon the occurrence of the following conditions precedent:
     (a) The US Administrative Agent shall have received multiple original counterparts, as requested by the US Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrowers, the Guarantors, the Administrative Agents, and the Lenders.
     (b) The US Administrative Agent shall have received a secretary’s certificate from each Borrower and each Guarantor (other than a Foreign Credit Party) certifying such Person’s (A) officers’ incumbency, (B) authorizing resolutions, (C) organizational documents, and (D) governmental approvals, if any, with respect to the Credit Documents to which such Person is a party.
     (c) The US Administrative Agent shall have received certificates of existence and good standing for the US Borrower in the state in which it is organized, which certificates shall be dated a date not earlier than 30 days prior to the date hereof.
     (d) The US Administrative Agent shall have received executed US Notes for each US Lender that will have an increase in its US Commitment as a result of the amendments being effected herein.
     (e) The US Administrative Agent shall have received such other documents, governmental certificates, agreements, and opinions as the US Administrative Agent may reasonably request.
     (f) The representations and warranties in this Amendment shall be true and correct in all material respects.
     (g) The Borrowers shall have paid (i) the fees required to be paid under that certain fee letter dated September 10, 2007 among the Borrowers and Well Fargo Bank, N.A, and (ii) all fees and expenses of the Administrative Agent’s outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date.

     Section 9. Acknowledgments and Agreements.
     (a) Each Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.
     (b) Each Borrower, each Guarantor, each Administrative Agent, each Swing Line Lender, each Issuing Lender and each Lender does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrowers and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Amendment.
     (c) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean the Credit Agreement and such Credit Documents as amended by this Amendment.
     (d) This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.
     Section 10. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.
     Section 11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.
     Section 12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
     Section 13. Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

     Section 14. Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.
     Section 15. Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[The remainder of this page has been left blank intentionally.]

     EXECUTED to be effective as of the Effective Date.

BORROWERS:

COMPLETE PRODUCTION SERVICES, INC.

By:	/s/ Mike Mayer

Mike Mayer, Chief Financial Officer

INTEGRATED PRODUCTION SERVICES LTD.

By:	/s/ Mike Mayer

Mike Mayer, Chief Financial Officer
Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

GUARANTORS:

COMPLETE ENERGY SERVICES, LLC
A&W WATER SERVICE, INC.
CES ROCKIES, INC.
CES MID-CONTINENT HAMM, INC.
GUARD DRILLING MUD DISPOSAL, INC.
HAMM & PHILLIPS SERVICE COMPANY, INC.
HAMM MANAGEMENT CO.
HYLAND ENTERPRISES, INC.
INTEGRATED PRODUCTION SERVICES, INC.
LEED TOOL CORPORATION
MONUMENT WELL SERVICE CO.
OIL TOOL RENTALS, CO.
R&W RENTAL, INC.
STRIDE WELL SERVICE COMPANY, INC.
MGM WELL SERVICES, INC.
ROUSTABOUT SPECIALTIES, INC.
SERVICIOS HOLDINGS I, INC.
SERVICIOS HOLDINGS II, INC.
TURNER ENERGY SERVICES, LLC
TURNER ENERGY SWD, LLC
LOYD JONES WELL SERVICE, LLC
FEMCO SWD, INC.
PUMPCO ENERGY SERVICES, INC.
TEXAS CES, INC.
CES SWD TEXAS, INC.
WSTX HOLDINGS LLC
ALLIANCE ENERGY SERVICE CO. LLC
BIG MAC TRUCKING COMPANY, INC.
I.E. MILLER SERVICES, INC.

Each by:	/s/ Mike Mayer

Mike Mayer, Vice President
[continued]
Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

SWEETWATER PRODUCED WATER DISPOSAL, LLC
By:	Hyland Enterprises, Inc. its sole member

	By:	/s/ Mike Mayer

Mike Mayer, Vice President

GREASEWOOD, LLC
By:	Hyland Enterprises, Inc., its managing member

	By:	/s/ Mike Mayer

Mike Mayer, Vice President

BIC MAC TANK TRUCKS, LLC By: Big Mac Trucking Company, Inc., its sole member

	By:	/s/ Mike Mayer

Mike Mayer, Vice President

FUGO SERVICES, LLC
By: Big Mac Trucking Company, Inc., its sole member

	By:	/s/ Mike Mayer

Mike Mayer, Vice President
[continued]
Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION as US Administrative Agent, Swing Line Lender, Issuing Lender and a US Lender

By:	/s/ Philip C. Lauinger III

Philip C. Lauinger III Senior Vice President
Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

HSBC BANK CANADA
as Canadian Administrative Agent, Canadian Swingline
Lender, Canadian Issuing Lender and a Canadian Lender

By:	/s/ Kevin Bale

Name:	Kevin Bale

Title:	Assistant Vice President, Energy Financing

By:	/s/ Sandy Hayer

Name:	Sandy Hayer

Title:	Account Manager, Energy Financing

Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

AMEGY BANK N.A.
as a US Lender

By:	/s/ Kenyatta B. Gibbs

Name:	Kenyatta B. Gibbs

Title:	Vice President

Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

COMERICA BANK
as a US Lender

By:	/s/ Cyd Dillahunty

Name:	Cyd Dillahunty

Title:	Vice President — Texas Division

Signature page to First Amendment
(Complete Production Services, Inc.)

UBS LOAN FINANCE LLC
as a US Lender

By:	/s/ David B. Julie

Name:	David B. Julie

Title:	Associate Director

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa

Title:	Associate Director

Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as a US Lender

By:	/s/ Vanessa Gomez

Name:	Vanessa Gomez

Title:	Vice President

By:	/s/ Mikhail Faybusovich

Name:	Mikhail Faybusovich

Title:	Associate

Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

CITIBANK, N.A.
as a US Lender

By:	/s/ Dale T. Wilson

Name:	Dale T. Wilson

Title:	Vice President

Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

NATIXIS (formerly known as Natexis Banques Populaires)
as a US Lender

By:	/s/ Daniel Payer

Name:	Daniel Payer

Title:	Director

By:	/s/ Louis P. Laville, III

Name:	Louis P. Laville, III

Title:	Managing Director

Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

BANK OF TEXAS, N.A.
as a US Lender

By:	/s/ Marion Livingston

Name:	Marion Livingston

Title:	Vice President

Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

JPMORGAN CHASE BANK, N.A.
as a US Lender

By:	/s/ Thomas Okamoto

Name:	Thomas Okamoto

Title:	Vice President

Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

BANK OF AMERICA, N.A.
as a US Lender

By:	/s/ Gary L. Mingle

Name:	Gary L. Mingle

Title:	Senior Vice President

Signature page to Second Amendment to Credit Agreement
and Omnibus Amendment to Security Documents
(Complete Production Services, Inc.)

SCHEDULE II
Commitments

Lenders	US Commitment	Canadian Commitment
Wells Fargo Bank, National Association	$80,000,000	$0.00
HSBC Bank Canada	$0.00	$40,000,000
Amegy Bank N.A.	$60,000,000	$0.00
Comerica Bank	$50,000,000	$0.00
UBS Loan Finance LLC	$10,000,000	$0.00
Credit Suisse, Cayman Islands Branch	$5,000,000	$0.00
Citibank, N.A.	$30,000,000	$0.00
Natixis	$20,000,000	$0.00
Bank of Texas, N.A.	$15,000,000	$0.00
JPMorgan Chase Bank, N.A.	$50,000,000	$0.00
Bank of America, N.A.	$40,000,000	$0.00
TOTAL:	$360,000,000	$40,000,000
Schedule II

SCHEDULE 1
to the US Security Agreement

Jurisdiction
	of					Federal
	Formation /	Type of	Addresses where records		Org.	Tax ID
Grantor	Filing	Org.	for Collateral are kept	Address for Notice	Number	Number	Prior Names
A&W Water Service, Inc.	Colorado	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	CO 19871322674	84-0736559	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Alliance Energy Services Co.,	Colorado	Limited Liability Company	Complete Production Services, Inc.	Complete Production Services, Inc.	19941130067	84-1291094	None
LLC			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Big Mac Tank Trucks, LLC	Delaware	Limited Liability Company	Complete Production Services, Inc.	Complete Production Services, Inc.	4051201	20-3704436	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Big Mac Trucking Company,	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	4024751	20-3704404	None
Inc.			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

CES Mid-Continent Hamm, Inc.	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	3864934	56-2484983	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

	Jurisdiction
	of					Federal
	Formation /	Type of	Addresses where records		Org.	Tax ID
Grantor	Filing	Org.	for Collateral are kept	Address for Notice	Number	Number	Prior Names
CES Rockies, Inc.	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	DE 3784214	90-0155974	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

CES SWD Texas, Inc.	Texas	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	800829443	26-0372746	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Complete Energy Services, LLC	Delaware	Limited Liability Company	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer	4010234	34-2054142	Complete Energy Services, Inc.

Complete Production Services, Inc.	Delaware	Corporation	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer	3393338	721503959	Integrated Production Services, Inc.; Saber Energy Services, Inc.

Femco SWD, Inc.	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	4233924	20-5724338	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

	Jurisdiction
	of					Federal
	Formation /	Type of	Addresses where records		Org.	Tax ID
Grantor	Filing	Org.	for Collateral are kept	Address for Notice	Number	Number	Prior Names
Fugo Services, LLC	Delaware	Limited	Complete Production Services, Inc.	Complete Production Services, Inc.	4051206	20-3878851	None
		Liability Company	11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Greasewood, LLC	Wyoming	Limited	Complete Production Services, Inc.	Complete Production Services, Inc.	2001-	87-0737499	None
		Liability Company	11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer	00426635

Guard Drilling Mud Disposal,	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	3861210	57-1212570	None
Inc.			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Hamm & Phillips Service	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	3860923	73-1719295	None
Company, Inc.			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Hamm Management Co.	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	3862537	32-0127471	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Hyland Enterprises, Inc.	Wyoming	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	WY 198000145153	83-0237273	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

	Jurisdiction
	of					Federal
	Formation /	Type of	Addresses where records		Org.	Tax ID
Grantor	Filing	Org.	for Collateral are kept	Address for Notice	Number	Number	Prior Names
I.E. Miller Services, Inc.	Texas	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	800382694	55-0880108	I.E. Miller
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer			Services, L.P.

Integrated Production Services,	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	4277916	34-2058998	Integrated
Inc.			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer			Production Services, LLC

LEED Tool Corporation	Colorado	Corporation	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer	CO 19901009162	84-1135139	Jody’s Welding & Backhoe Service Corp. Al’s Hot Oil Service, Inc. LEED Environmental Services Corp. LEED Services Corp. T.D. Oilfield Services, Inc. LEED Energy Services Corp.

Loyd Jones Well Service, LLC	Delaware	Limited Liability Company	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer	4185038	74-3184578	None

	Jurisdiction
	of					Federal
	Formation /	Type of	Addresses where records		Org.	Tax ID
Grantor	Filing	Org.	for Collateral are kept	Address for Notice	Number	Number	Prior Names
MGM Well Services, Inc.	Texas	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	005276000	74-2226790	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Monument Well Service Co.	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	3798493	84-0732088	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Oil Tool Rentals Co.	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	3861139	57-1212568	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Pumpco Energy Services, Inc.	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	4369518	71-0987310	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

R&W Rental, Inc.	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	3798494	84-0976340	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

	Jurisdiction
	of					Federal
	Formation /	Type of	Addresses where records		Org.	Tax ID
Grantor	Filing	Org.	for Collateral are kept	Address for Notice	Number	Number	Prior Names
Roustabout Specialties, Inc.	Colorado	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	19921095027	84-1211242	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Servicios Holdings I, Inc.	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	3924874	None	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Servicios Holdings II, Inc.	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	3924881	None	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Stride Well Service Company,	Delaware	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	3861043	57-1212566	None
Inc.			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Sweetwater Produced	Wyoming	Limited	Complete Production Services, Inc.	Complete Production Services, Inc.	2004-	87-0737499	None
Water Disposal, LLC		Liability Company	11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer	00474873

	Jurisdiction
	of					Federal
	Formation /	Type of	Addresses where records		Org.	Tax ID
Grantor	Filing	Org.	for Collateral are kept	Address for Notice	Number	Number	Prior Names
Texas CES, Inc.	Texas	Corporation	Complete Production Services, Inc.	Complete Production Services, Inc.	800830272	26-0372682	None
			11700 Old Katy Road, Suite 300 Houston, Texas 77079	11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer

Turner Energy Services, LLC	Delaware	Limited Liability Company	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer	4185034	74-3184576	None

Turner Energy SWD, LLC	Delaware	Limited Liability Company	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer	4185036	74-3184575	None

WSTX Holdings LLC	Texas	Limited Liability Company	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079	Complete Production Services, Inc. 11700 Old Katy Road, Suite 300 Houston, Texas 77079 Fax: 281-372-2301 Attn: Mike Mayer	800794241	None	None

SCHEDULE 2.02(a)

		% of
		Membership
Issuer	Type of Membership Interest and Ownership	Interest Owned
Greasewood, LLC	LLC membership interest directly owned by Hyland Enterprises, Inc.	80%

Greasewood, LLC	LLC membership interest directly owned by Sweetwater Produced Water Disposal, LLC	20%

Sweetwater Produced Water Disposal, LLC	LLC membership interest directly owned by Hyland Enterprises, Inc.	100%

Complete Energy Services, LLC	LLC membership interest directly owned by Complete Production Services, Inc.	100%

Big Mac Tank Trucks, LLC	LLC membership interest directly owned by Big Mac Trucking Company, Inc.	100%

Fugo Services, LLC	LLC membership interest directly owned by Big Mac Trucking Company, Inc.	100%

Alliance Energy Service Co., LLC	LLC membership interest directly owned by Monument Well Service Co.	100%

WSTX Holdings LLC	LLC membership interest directly owned by Turner Energy Services, LLC	100%

Turner Energy Services, LLC	LLC membership interest directly owned by CES Mid-Continent Hamm, Inc.	100%

Turner Energy SWD, LLC	LLC membership interest directly owned by CES Mid-Continent Hamm, Inc.	100%

Loyd Jones Well Service, LLC	LLC membership interest directly owned by CES Mid-Continent Hamm, Inc.	100%
SCHEDULE 2.02(b)
None
SCHEDULE 2.02(c)

		Certificate	% of Shares
Issuer	Number of Shares and Issuee	Number	Owned
LEED Tool Corporation	2,325 Shares of Common Stock directly owned by CES Rockies, Inc.	9	100%

A&W Water Service, Inc.	7,700 Shares of Capital Stock directly owned by CES Rockies, Inc.	45	100%

CES Rockies, Inc.	1,000 Shares of Common Stock owned by Complete Energy Services, LLC	1	100%

Monument Well Service Co.	1,000 shares of Common Stock owned by CES Rockies, Inc.	1	100%

R&W Rental, Inc.	1,000 shares of Common Stock owned by CES Rockies, Inc.	1	100%

Hyland Enterprises, Inc.	12,340 shares of Common Stock owned by CES Rockies, Inc.	6	100%

		Certificate	% of Shares
Issuer	Number of Shares and Issuee	Number	Owned
CES Mid-Continent Hamm, Inc.	10 shares of Common Stock owned by Complete Energy Services, LLC	1	100%

Hamm Management Co.	10 shares of Common Stock owned by CES Mid-Continent Hamm, Inc.	2	100%

Hamm & Phillips Service Company, Inc.	10 shares of Common Stock owned by CES Mid-Continent Hamm, Inc.	2	100%

Stride Well Service Company, Inc.	10 shares of Common Stock owned by CES Mid-Continent Hamm, Inc.	2	100%

Oil Tool Rentals, Co.	10 shares of Common Stock owned by CES Mid-Continent Hamm, Inc.	2	100%

Guard Drilling Mud Disposal, Inc.	10 shares of Common Stock owned by CES Mid-Continent Hamm, Inc.	2	100%

Roustabout Specialties, Inc.	5000 shares of Common Stock owned by CES Rockies, Inc.	1	100%

MGM Well Services, Inc.	668 shares of common stock owned by Integrated Production Services, Inc.	8	100%

Servicios Holdings I, Inc.	1,000 shares of common stock owned by Integrated Production Services, Inc.	1	100%

Servicios Holdings I, Inc.	1 share of common stock owned by Integrated Production Services, Inc.	2	100%

Servicios Holdings II, Inc.	1,000 shares of common stock owned by Integrated Production Services, Inc.	1	100%

Servicios Holdings II, Inc.	1 share of common stock owned by Integrated Production Services, Inc.	2	100%

Integrated Production Services Ltd.	18,473,080 shares of common stock owned by Complete Production Services, Inc.	41C	100%*

Servicios Petrotec, SA de CV	37,904 shares of stock owned by Servicios Holdings I, Inc.	2	50%**

Servicios Petrotec, SA de CV	39,452 shares of stock owned by Servicios Holdings II, Inc.	1	50%**

Big Mac Trucking Company, Inc.	10 shares of common stock owned by CES Mid-Continent Hamm, Inc.	2	100%

CES SWD Texas, Inc.	1000 shares of common stock owned by Texas CES, Inc.	1	100%

Femco SWD, Inc.	1000 shares of common stock owned by CES Mid-Continent Hamm, Inc.	1	100%

Pumpco Energy Services, Inc.	1000 shares of common stock owned by Integrated Production Services, Inc.	1	100%

Texas CES, Inc.	1000 shares of common stock owned by Complete Energy Services, LLC	1	100%

Integrated Production Services Inc.	1000 shares of common stock owned by Complete Production Services, Inc.	1	100%

I.E. Miller Services, Inc.	1000 shares of common stock owned by Complete Production Services, Inc.	1	100%

*	Complete Production Services, Inc. owns 100% of the shares of Integrated Production Services Ltd. but only 66% of such shares shall constitute Pledged Collateral.

**	Servicios Holdings I, Inc. and Servicios Holdings II, Inc, collectively own 100% of the shares of Servicios Petrotec, SA de CV, but only 66% of such shares shall constitute Pledged Collateral.